DSM SMALL-MID CAP GROWTH FUND
Institutional Class (DSMMX)
Retail Class (DSMQX)

Supplement dated December 3, 2014 to the Summary Prospectus,
Prospectuses and Statement of Additional Information dated October 31, 2014, as supplemented November 21, 2014

This Supplement supersedes the Supplement dated November 21, 2014

DSM Capital Partners LLC, the Advisor to the DSM Small-Mid Cap Growth Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.

The liquidation is expected to occur after the close of business on December 2, 2014.

Effective November 21, 2014, the Fund will no longer accept purchases of new shares.  In addition, on December 2, 2014, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of December 2, 2014, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by December 19, 2014 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to December 19, 2014 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-877-862-9555 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.